UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

Fortress America Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4100 North Fairfax Drive, Suite 1150 Arlington, Virginia		22203-1664
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 528-7073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Warrant Clarification Agreement No. 2

On December 8, 2006, Fortress America Acquisition Corporation (“FAAC”) entered into a Warrant Clarification Agreement No. 2 with Continental Stock Transfer & Trust Company (“Continental”). The Warrant Clarification Agreement No. 2 amends and clarifies the Warrant Agreement, dated as of July 13, 2005, by and between FAAC and Continental, as previously amended and clarified by the Warrant Clarification Agreement dated October 27, 2006. A copy of Warrant Clarification Agreement No. 2 is filed as an exhibit to this Current Report on Form 8-K.

Warrant Clarification Agreement No. 2 clarifies that under the Warrant Agreement, effective as of the date of the Original Warrant Agreement, (i) if a warrant has not previously been exercised and if there is no then current and effective registration statement covering the warrant on the expiration date, the warrant will expire unexercised and unredeemed and (ii) under no circumstances will FAAC be obligated to pay registered holders any cash or other consideration or otherwise “net cash settle” the warrants.

Amendment No. 2 to Unit Purchase Option

On December 8, 2006, FAAC also entered into Amendment No. 2 to Unit Purchase Option with Sunrise Securities Corp. (“Sunrise”). The Amendment No. 2 to Unit Purchase Option amends and clarifies the Unit Purchase Option, dated as of July 13, 2005, as previously amended by the Amendment to Unit Purchase Option dated October 27, 2006. A copy of Amendment No. 2 to Unit Purchase Option is filed as an exhibit to this Current Report on Form 8-K.

Amendment No. 2 to Unit Purchase Option clarifies that under the Unit Purchase Option, (i) if the purchase option has not previously been exercised and if there is no then current and effective registration statement covering the purchase option and the other registrable securities, the purchase option will expire unexercised and unredeemed, (ii) under no circumstances will the holder of the purchase option be entitled to (a) net-cash settlement of the purchase option or the warrants underlying the purchase option, regardless of whether any or all of the registrable securities have been registered by FAAC pursuant to an effective registration statement, or (b) receive any damages if any or all of the registrable securities have not been registered by FAAC pursuant to an effective registration statement, (iii) the holder of the purchase option will not be entitled to exercise the purchase option or the warrants underlying the purchase option unless a registration statement covering the registrable securities is effective or an exemption from registration is available, and (iv) notwithstanding the foregoing, FAAC is not relieved of its obligation to use its best efforts to have a registration statement declared effective as soon as possible after receiving the demand under the Unit Purchase Option to do so.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Warrant Clarification Agreement No. 2, dated December 8, 2006, by and between Fortress America Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.2	Amendment No. 2 to Unit Purchase Option, dated December 8, 2006, by and between Fortress American Acquisition Corporation and Sunrise Securities Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress America Acquisition Corporation
(Registrant)

Date: December 14, 2006	/s/ Harvey L. Weiss
Harvey L. Weiss
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

10.1	Warrant Clarification Agreement No. 2, dated December 8, 2006, by and between Fortress America Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.2	Amendment No. 2 to Unit Purchase Option, dated December 8, 2006, by and between Fortress American Acquisition Corporation and Sunrise Securities Corp.